UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 6,2015

MineralRite Corporation

(Exact name of Registrant as Specified in its Charter)

Nevada	000-27739	90-0315909
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

55 South Geneva Road

  Lindon, Utah  84042

 (Address of Principal Executive Offices including Zip Code)

(801) 796-8944

 (Registrant’s Telephone Number, including Area Code)

_____________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

(a) On March 6,2015, MineralRite Corporation (the “Registrant” or the “Company”) notified L.L. Bradford, CPA's (“Bradford”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss L.L.Bradford as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors on March 6,2015.

During the year through March 5 ,2015, the Company has not had any disagreements with L.L.Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements that, if not resolved to L.L.Bradford’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

The Company provided L.L.Bradford with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from L.L.Bradford is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On March 6,2015  (the “Engagement Date”), the Company engaged Martinellimick PLLC as its independent registered public accounting firm for the Company’s period ended September 30, 2014. The decision to engage Martinellimick PLLC as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Martinellimick PLLC regarding either:

1.     the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that L.L.Bradford concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.     any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01  Financial Statements and Exhibits

(c)

 Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 10,2015

MINERALRITE CORPORATION

By:	/s/ Guy Peckham
Name:	Guy Peckham
Title:	Chief Executive Officer